MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

              SUPPLEMENT DATED JANUARY 20, 1998 TO
                 PROSPECTUS DATED APRIL 25, 1997



     Effective January 15, 1998, R. Elise Baum will serve as Co-Manager of the Merrill Lynch Special Value Focus Fund along with Daniel V. Szemis. Together, Mr. Szemis and Ms. Baum will be primarily responsible for the day-to-day management of the Fund. Ms. Baum has served as Vice President of MLAM since 1995; Senior Fund Analyst from 1994-1995; Fund Analyst from 1993-1994; Consultant from 1992-1993.

     Effective January 15, 1998, Paolo H. Valle will be serving as the Portfolio Manager for the Global Bond Focus Fund, and will be primarily responsible for the day-to-day management of the Fund. Mr. Valle has served as Vice President and Senior Portfolio Manager of MLAM since 1992.